POWER OF ATTORNEY

The undersigned, a director and/or executive officer of Dynasil Corporation of America, and the person whose signature appears below, constitutes and appoints Craig T. Dunham and Patricia L. Johnson, or any of them, his or her true and lawful attorneys-in-fact and agents, each of whom may act alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a post-effective amendment and any or all other amendments to Securities and Exchange Commission Registration Statement No. 333-46068, including additional post-effective amendments, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all his said attorneys-in-fact and agents or any of them or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                   /s/ Craig T. Dunham
                                   Signature

                                   Craig T. Dunham
                                   Print Name

                                   August 21, 2008
                                   Date

                        POWER OF ATTORNEY

The undersigned, a director and/or executive officer of Dynasil Corporation of America, and the person whose signature appears below, constitutes and appoints Craig T. Dunham and Patricia L. Johnson, or any of them, his or her true and lawful attorneys-in-fact and agents, each of whom may act alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a post-effective amendment and any or all other amendments to Securities and Exchange Commission Registration Statement No. 333-46068, including additional post-effective amendments, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all his said attorneys-in-fact and agents or any of them or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                   /s/ Cecil Ursprung
                                   Signature

                                   Cecil Ursprung
                                   Print Name

                                   August 21, 2008
                                   Date

                        POWER OF ATTORNEY

The undersigned, a director and/or executive officer of Dynasil Corporation of America, and the person whose signature appears below, constitutes and appoints Craig T. Dunham and Patricia L. Johnson, or any of them, his or her true and lawful attorneys-in-fact and agents, each of whom may act alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a post-effective amendment and any or all other amendments to Securities and Exchange Commission Registration Statement No. 333-46068, including additional post-effective amendments, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all his said attorneys-in-fact and agents or any of them or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                   /s/ Peter Sulick
                                   Signature

                                   Peter Sulick
                                   Print Name

                                   August 21, 2008
                                   Date